Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this “Second Amendment”) is made as of this 2nd day of October, 2012, by and among THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited liability company, WILL PARTNERS REIT, LLC, a Delaware limited liability company, THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company, RENFRO PROPERTIES LLC, a California limited liability company, THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company, THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company, THE GC NET LEASE (CRANBERRY) INVESTORS, LLC, a Delaware limited liability company, and THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC, a Delaware limited liability company, each having an address at 2121 Rosecrans, Ste. 3321, El Segundo, California 90245 (collectively the “Borrowers” and each a “Borrower”), KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”) on behalf of Bank of America, N.A. and the other Lenders party to the Credit Agreement from time to time, BANK OF AMERICA, N.A., as a Lender, NORTH SHORE COMMUNITY BANK & TRUST COMPANY, as a Lender, and REGIONS BANK, as a Lender.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement dated as of November 18, 2011 entered into by and among the Borrowers, KeyBank National Association, as Agent, and the Lenders, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 16, 2012 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement); and

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrowers, the Agent and the Lenders as follows:

1. The definition of “Borrower” in Article I is hereby deleted in its entirety and shall be replaced by the following:

“Borrower” means, collectively, THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited liability company, WILL PARTNERS REIT, LLC, a Delaware limited liability company, THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company, RENFRO PROPERTIES LLC, a California limited liability company, THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company, THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company, THE GC NET LEASE (CRANBERRY) INVESTORS, LLC, a Delaware limited liability company, and THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC, a Delaware limited liability company, and any other United States domiciled Person who from time to time becomes a “Borrower” as required by Section 5.12.

2. The following defined term is hereby added to Section 1.01:

“Supermajority Lenders” means, at any time, Lenders that are not Defaulting Lenders having Revolving Credit Exposures and unused Commitments representing at least 75% of the sum of the total Revolving Credit Exposures and unused Commitments (excluding the Revolving Credit Exposures and unused Commitments of such Defaulting Lenders) at such time.

3. Section 2.08(d), subsection (c) is hereby deleted in its entirety and replaced with the following:

“(c) the aggregate Commitments do not exceed $200,000,000.00 (the “Maximum Commitment”).”

4. Section 2.20(b) is hereby deleted in its entirety and replaced with the following

“(b) Defaulting Lender Cure. If the Borrower and Administrative Agent agree in writing in their reasonable discretion that a Defaulting Lender has taken such action that it should no longer be deemed to be a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Defaulting Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Defaulting Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no cessation in status as Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising during the period that such Lender was a Defaulting Lender.”

5. Section 6.07 (c) is hereby deleted in its entirety and replaced with the following:

“(c) create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, contingently or otherwise, or become or remain liable with respect to any Indebtedness if the aggregate of such Indebtedness would violate Section 5.02 or”

6. Section 6.09(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Indebtedness under the Bridge Loan;”

7. The first sentence of the sixth paragraph of Article VIII is hereby deleted in its entirety and replaced with the following:

“Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Lead Borrower, and may be removed either (a) by the Required Lenders in the event of the Administrative Agent’s gross negligence or willful misconduct or (b) by the Supermajority Lenders (excluding the Administrative Agent in its capacity as a Lender) at any time during which an Event of Default exists under both this Agreement and the Bridge Loan.”

8. Section 9.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 9.15 Bridge Loans.

Notwithstanding anything herein to the contrary, one or more wholly owned subsidiaries of a Borrower, whose only asset shall be its equity ownership interests in a wholly owned subsidiary (including, without limitation, any Borrower) (a “Property Owning Entity”) whose only asset is its ownership interest in Real Property (including Mortgaged Properties within the Pool) owned or to-be-acquired by such subsidiary, may incur a bridge loan provided by Administrative Agent (such loan, a “Bridge Loan”). The Bridge Loan may be secured by, among other collateral, a pledge of the equity interest (or distributions) in such Property Owning Entity, but no Bridge Loan may be secured by a lien on such owned or to-be-acquired Real Property. The aggregate principal amount outstanding of such Bridge Loans shall be no greater than twenty-five million dollars ($25,000,000.00). Guarantor may provide a guaranty in connection with such Bridge Loans and such guaranty shall be pari passu with the Guaranty. The final maturity date of any Bridge Loan shall not be later than May 18, 2014.”

9. Article VII (q) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(q) a monetary default occurs under any loan or credit agreement evidencing or related to a Bridge Loan, including, without limitation, that certain Bridge Credit Agreement to be entered into on or about September 27, 2012 by and among KeyBank, National Association, as administrative agent and lender, The GC Net Lease (Redmond) Member, LLC and certain affiliated entities, collectively as borrower.”

10. The first clause of Section 9.02(b) is hereby revised to read as follows:

“Neither this Agreement, nor the intercreditor agreement entered into in connection with the Bridge Loan, nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders;”

11. Schedules 3.05(F), 3.15, 5.12 and 6.01 of the Credit Agreement are hereby replaced with Schedules 3.05(F), 3.15, 5.12 and 6.01 attached hereto and made a part hereof.

12. The Borrowers represent and warrant to the Lenders that after giving effect to this Second Amendment (a) the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties (i) relate solely to an earlier date (in which case such representation and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) have been modified, or are being modified pursuant to this Second Amendment, to reflect events occurring after the date of the Credit Agreement, as same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

13. Each Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

(b)	This Second Amendment has been duly executed and delivered by each Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)	No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by each Borrower of this Second Amendment

14. Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Second Amendment, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended by this Second Amendment. It is intended that this Second Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

15. This Second Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

16. For the purpose of facilitating the execution of this Second Amendment as herein provided and for other purposes, this Second Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Facsimile signatures shall have the same legal effect as originals.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Authorized Officer

WILL PARTNERS REIT, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, Sole Member

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Authorized Officer

THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Authorized Officer

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RENFRO PROPERTIES LLC, a California limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Authorized Officer

THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Authorized Officer

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (REDMOND) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

THE GC NET LEASE (CRANBERRY) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (CRANBERRY) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

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THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE (GREENWOOD VILLAGE) MEMBER, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

		By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

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KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Relationship Manager

BANK OF AMERICA, N.A.

By:	/s/ James Johnson
Name:	James Johnson
Title:	Senior Vice President

NORTH SHORE COMMUNITY BANK & TRUST COMPANY

By:
Name:
Title:

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REGIONS BANK

By:
Name:	Lee Surtees
Title:	Director

FIFTH THIRD BANK

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	VP

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]